Exhibit 10.18
                                ENDORSEMENT NO. 4
                           (TERMINATION ENDORSEMENT)
                                       to
                          MULTIPLE LINE EXCESS OF LOSS
                        REINSURANCE AGREEMENT NO. 6404-09

                                     between

                         PENN-AMERICA INSURANCE COMPANY
                              Hatboro, Pennsylvania
                   (hereinafter referred to as the "COMPANY")

                                       and

                        NATIONAL REINSURANCE CORPORATION
                              Stamford, Connecticut
                  (hereinafter referred to as the "REINSURER")



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                                      -2-

IT IS MUTUALLY AGREED that effective at 12:01 a.m., May 1, 1996, this Agreement is terminated. The REINSURER shall not be liable for any losses occuring after the effective time and date of termination, in consideration of which the REINSURER shall return to the COMPANY the unearned premium, if any, less applicable commission, as respects business the subject matter hereof, in force at the time and date of termination.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement No. 4 to be executed in duplicate, in Hatboro, Pennsylvania, this 31st day of December, 1996.


                                             PENN-AMERICA INSURANCE COMPANY

                                             /s/ John DiBiasi

ATTEST: /s/ Sheila McNamee

And in Stamford, Connecticut, this 24th day of June, 1996.


                                             NATIONAL REINSURANCE CORPORATION

                                             /s/ Paul DeStefano

ATTEST: /s/ Diane E. DeSiano